SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 30, 2001
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VISION TWENTY-ONE, INC.
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(Exact Name of Registrant as Specified in Its Charter)

FLORIDA	0-22977	59-3384581
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(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 West Fayette Street-Suite 700 Baltimore, Maryland	21201
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(Address of Principal Executive Offices)	(Zip Code)

(410) 752-0121
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(Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER MATTERS.

Effective September 30, 2001, Vision Twenty-One, Inc. (the "Company") entered into a Fourth Amendment (the "Fourth Amendment") to the Amended and Restated Credit Agreement dated November 10, 2000, as amended by First Amendment dated as of March 31, 2001, Second Amendment dated as of May 31, 2001, and Third Amendment dated as of July 12, 2001, among the Company, Bank of Montreal as Agent, and the other lenders party thereto (collectively, the "Lenders"). The Fourth Amendment (i) extended the date by which the Company is required to obtain the approval of its shareholders (the "Shareholder Approval") of an increase in the authorized shares of the Company's capital stock or reserve sufficient shares of authorized capital stock to satisfy its obligations to the Lenders, to December 31, 2001, and (ii) extended the date by which the Company is required to dissolve or merge out of existence its dormant subsidiaries to December 31, 2001. Effective September 30, 2001, the Company also entered into a Fourth Amendment to the Convertible Note Agreement, Warrant Agreement, and Warrants providing for the extension of the date by which the Shareholder Approval is to be obtained, to December 31, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
(3) Exhibits
The Exhibits to this Report are listed in this Exhibit Index set forth elsewhere herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION TWENTY-ONE, INC.

By: /s/ Richard W. Jones
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Richard W. Jones
Its: Chief Financial Officer

Dated: October 15, 2001

INDEX TO EXHIBITS
EXHIBIT NUMBER -----------	EXHIBIT ------------
4.39*	Amended and Restated Credit Agreement dated as of November 10, 2000 among Vision Twenty-One, Inc., the Lenders party hereto and Bank of Montreal as Agent. (31)
4.40*	Convertible Note Agreement dated as of November 10, 2000 Re: $6,385,000 7% convertible Senior Secured Notes Due October 31, 2003. (31)
4.41*	Registration Rights Agreement dated as of November 10, 2000 among Vision Twenty-One, Inc., and the Lenders party hereto. (31)
4.42*	Warrant Agreement dated as of November 10, 2000 Re: Class A Warrants to Purchase Common Stock, Class B Warrants to purchase Common Stock. (31)
4.43*	First Amendment to Amended and Restated Credit Agreement dated as of March 31, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (32)
4.44*	First Amendment to Convertible Note Agreement, Warrant Agreement and Warrants dated as of March 31, 2001 among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (32)
4.45*	Second Amendment to Amended and Restated Credit Agreement dated as of March 31, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent.(33)
4.46*	Second Amendment to Convertible Note Agreement, Warrant Agreement, And Warrants dated as of May 31, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent.(33)
4.47*	Third Amendment to Amended and Restated Credit Agreement dated as of July 12, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (34)
4.48*	Third Amendment to Convertible Note Agreement, Warrant Agreement, And Warrants dated as of July 12, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (34)
4.49	Fourth Amendment to Amended and Restated Credit Agreement dated as of September 30, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent.
4.50	Fourth Amendment to Convertible Note Agreement, Warrant Agreement, And Warrants dated as of September 30, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent.
10.96*	Amended and Restated Credit Agreement dated as of November 10, 2000 among Vision Twenty-One, Inc., the Lenders party hereto and Bank of Montreal as Agent. (31)
10.97*	Convertible Note Agreement dated as of November 10, 2000 Re: $6,385,000 7% convertible Senior Secured Notes Due October 31, 2003. (31)
10.98*	Registration Rights Agreement dated as of November 10, 2000 among Vision Twenty-One, Inc., and the Lenders party hereto. (31)
10.99*	Warrant Agreement dated as of November 10, 2000 Re: Class A Warrants to Purchase Common Stock, Class B Warrants to purchase Common Stock. (31)
10.112*	First Amendment to Amended and Restated Credit Agreement dated as of March 31, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (32)
10.113*	First Amendment to Convertible Note Agreement, Warrant Agreement and Warrants dated as of March 31, 2001 among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (32)
10.114*	Second Amendment to Amended and Restated Credit Agreement dated as of May 31, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (33)
10.115*	Second Amendment to Convertible Note Agreement, Warrant Agreement, And Warrants dated as of May 31, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (33)
10.116*	Third Amendment to Amended and Restated Credit Agreement dated as of July 12, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (34)
10.117*	Third Amendment to Convertible Note Agreement, Warrant Agreement, And Warrants dated as of July 12, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (34)
10.123

Fourth Amendment to Amended and Restated Credit Agreement dated as of September 30, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (Filed as Exhibit 4.49 to this Report)

10.124

Fourth Amendment to Convertible Note Agreement, Warrant Agreement, And Warrants dated as of September 30, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (Filed as Exhibit 4.50 to this Report)

* Previously filed as an Exhibit in the Company filing identified in the footnote following the Exhibit description and incorporated herein by reference.
(31)	Form 8-K filed December 5, 2000.
(32)	Form 10-K filed April 17, 2001.
(33)	Form 8-K filed June 22, 2001.
(34)	Form 10-Q filed August 14, 2001.